UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 13, 2006

RYERSON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address Of Principal Executive Offices, including Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to “Item 2.02. Results of Operations and Financial Condition.”

On February 16, 2006, Ryerson Inc. (the “Company”) issued a press release reporting its unaudited results of operations for the fourth quarter and full year 2005. On the date of filing this Current Report on Form 8-K, the Company issued a press release reporting an expected restatement and revision of its results of operations and financial information for the years 2005, 2004 and 2003 and the related summary of adjustments to net income. The expected cumulative effect of the restatement over the affected years and related revisions to the quarter ended December 31, 2005 net income reported in the Company’s press release dated February 16, 2006, is a reduction in retained earnings at December 31, 2005, of $0.6 million. A copy of the March 17, 2006, press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K and in Exhibit 99.1 furnished herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 13, 2006, the Audit Committee of the Company’s Board of Directors approved the recommendation of the Company’s management to restate the Company’s (i) consolidated balance sheet as of December 31, 2004, (ii) consolidated statements of operations and reinvested earnings and statement of cash flows for the years ended December 31, 2004 and 2003, and (iii) unaudited consolidated financial statements for the nine months ended September 30, 2005 and 2004 and each of the quarters and year-to-date periods therein. Therefore, the Company’s previously filed consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and the unaudited consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the first three quarters of 2005 should not be relied upon.

The restatement decision arose as a result of management’s determination in March 2006 that it had incorrectly classified metals processing cost as a component of warehousing and delivery expenses in its consolidated statements of operations. Generally accepted accounting principles requires such processing costs to be classified as a component of costs of materials sold. The Company previously concluded, incorrectly, that the classification was appropriate as it is what we believe to be the common presentation format for the statement of operations in the metals distribution industry. The Company’s incorrect classification resulted in an understatement of costs of material sold and an equal overstatement of gross profit and warehousing and delivery expense, but had no impact on net earnings or earnings per share.

In addition to the classification correction, the restatement will also correct out-of-period adjustments, including Canadian nickel surcharge adjustments, and other audit adjustments. The Company intends to effect the restatement through filing its 2005 Annual Report on Form 10-K and through filing amended Quarterly Reports on Form 10-Q for each of the first three quarters of 2005.

The restatement does not materially impact the Company’s net income and balance sheet, and will have no impact on the Company’s net cash flows. Please refer to the financial schedules in Exhibit 99.1 attached hereto for a reconciliation of previously reported amounts to the amounts the Company expects to be restated for the years ended December 31, 2004 and 2003.

In connection with the restatement described above, management has concluded that the material weakness discussed below existed as of December 31, 2005 and 2004 in the Company’s internal control over financial reporting. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

The Company did not maintain effective controls over the presentation, completeness, accuracy and valuation of inventory and related cost of sales accounts. Specifically, the Company did not have controls designed and in place over the presentation of processing costs within the Company’s consolidated statements of operations and reinvested earnings, or the completeness, accuracy and valuation of inventory in accordance with generally accepted accounting principles. This control deficiency resulted in the restatement of the Company’s 2004 and 2003 annual consolidated financial statements, the interim consolidated financial statements for each of the 2004 quarters and for each of the first three 2005 quarters, as well as audit adjustments to the fourth quarter of 2005. Additionally, this control deficiency could result in a misstatement of inventory and cost of sales that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

As a result of the material weakness identified, the Company’s management will conclude in Management’s Report on Internal Control over Financial Reporting in its 2005 Form 10-K that the Company’s internal control over financial reporting was not effective as of December 31, 2005. Also, as a result of the material weakness, the Company’s management believes that the report of its independent registered public accounting firm will conclude that the Company’s internal control over financial reporting was not effective as of December 31, 2005. Additionally, in the Company’s 2004 Annual Report on Form 10-K, management previously concluded that the Company’s internal control over financial reporting was effective as of December 31, 2004. As a result of the restatement and because the above-described material weakness also existed as of December 31, 2004, management has now concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2004. Therefore, Management’s Report on Internal Control over Financial Reporting as originally filed in the Company’s 2004 Annual Report on Form 10-K should no longer be relied upon.

Management has not completed its annual consolidated financial statements or its evaluation of internal control over financial reporting as of December 31, 2005 or 2004. As the Company completes its consolidated financial statements and evaluation of internal control over financial reporting as of December 31, 2005 and 2004, additional control deficiencies may be identified which may represent one or more additional material weaknesses. The Company intends to disclose a more detailed description of any identified material weaknesses, including its plan for remediating such, in its 2005 Annual Report on Form 10-K.

Management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(a) None

(b) None

(c) None

(d) Exhibits

The following exhibits are furnished as a part of this Form 8-K:

Exhibit No.
99.1	Press Release dated March 17, 2006

(e) A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON INC.

Dated: March 17, 2006		/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 17, 2006